Exhibit 10(q)

                                                DEED OF TRUST NOTE

$3,230,000.00                                       Greensboro, North Carolina
                                                    November 22, 1995


         FOR VALUE RECEIVED, the undersigned, BASS REAL ESTATE FUND-84, A NORTH CAROLINA LIMITED PARTNERSHIP, a limited partnership promises to pay to REILLY MORTGAGE GROUP, INC., a District of Columbia corporation, or order, at its principal office at 2000 Corporate Ridge, Suite 925, McLean, Virginia 22102, or at such other place as may be designated in writing by the holder of this Note, the principal sum of THREE MILLION TWO HUNDRED THIRTY
THOUSAND AND NO/100ths DOLLARS ($3,320,000.00), with interest thereon from the date hereof at the rate of Seven and Six Tenths percentum (7.6%) per annum on the unpaid balance until paid. The principal and interest shall be payable in monthly installments as follows:

                  Interest alone shall be due and payable on the first day of December, 1995. Thereafter, commencing on January 1, 1996, monthly installments of principal and interest at the rate of Seven and Six Tenths percentum (7.6%) per annum shall be due and payable in the sum of Twenty-Two Thousand Nine and 13/100ths Dollars ($22,009.13) each, such payments to continue monthly thereafter on the first day of each succeeding month until the entire indebtedness has been paid in full. In any event, the balance of principal (if any) remaining unpaid, plus accrued interest, shall be due and payable December 1, 2030. The installments of principal and interest shall be applied first to interest at the rate aforesaid upon the principal sum or so much thereof as shall from time to time remain unpaid, and the balance thereof shall be applied on account of principal.

         Both principal and interest under this Note shall be payable at the office of REILLY MORTGAGE GROUP, INC., at its principal office at 2000 Corporate Ridge, Suite 925, McLean Virginia 22102, or such other place as the holder may designate in writing.

         This Note is secured by a Deed of Trust upon real estate in Charlotte, Mecklenburg County, North Carolina, and is to be construed according to the laws of the State of North Carolina.

         If default be made in the payment of any installment under this Note, and if such default is not made good prior to the due date of the next such installment, the entire principal sum and accrued interest shall at once become due and payable without notice, at the option of the holder of this Note. Failure to

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exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. In the event of default in the payment of this Note, and if the same is collected by an attorney at law, the undersigned hereby agrees(s) to pay all costs of collection, including a reasonable attorney's fee.

         In the event any installment or part of any installment due hereunder becomes delinquent for more than fifteen (15) days, there shall be due, at the option of the holder, in addition to other sums due hereunder, a sum equal to two percent (2%) of the amount of such installment (including principal, interest and mortgage loan escrows) so delinquent. Whenever under the law of the jurisdiction where the property is located, the amount of any such late charge is considered to be additional interest, this provision shall not be effective if the rate of interest specified in this Note, together with the amount of the late charge, would aggregate an amount in excess of the maximum rate of interest permitted and would constitute usury.

         Prepayment of this Note is subject to the terms and provisions set forth in the Rider attached hereto and incorporated herein by this reference.

         All parties to this Note, whether principal, surety, guarantor, or endorser hereby waive presentment for payment, demand, protest, notice of protest, and notice of dishonor.

         Notwithstanding any other provision contained in this Note, it is agreed that the execution of this Note shall impose no personal liability on the maker hereof for payment of the indebtedness evidenced hereby and in the event of a default, the holder of this Note shall look solely to the property described in the Deed of Trust and to the rents, issues and profits thereof in satisfaction of the indebtedness evidenced hereby and will not seek or obtain any deficiency or personal judgment against the maker hereof except such judgment or decree as may be necessary to foreclose and bar its interest in the property and all other property mortgaged, pledged, conveyed or assigned to secure payment of this Note except as set out in the Deed of Trust of even date given to secure this indebtedness.

         Signed and sealed the day and year first above written.

                                       BASS REAL ESTATE FUND-84, A NORTH [SEAL]
                                       CAROLINA LIMITED PARTNERSHIP

[CORPORATE SEAL]                       By:  Marion Bass Real Estate Group, Inc.
                                            Managing General Partner

ATTEST:                                By:  ___________________________________
                                                Marion F. Bass
_________________                               President
Asst. Secretary

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                           ACKNOWLEDGEMENT

         THIS IS TO CERTIFY that this is the Note described in and secured by a Deed of Trust of even date herewith and in the same principal amount as herein stated and secured by real estate situated in Charlotte, Mecklenburg County, North Carolina.

         Dated this 29th day of November, 1995.

[SEAL]                              ____________________________
                                    Notary Public
Shirley S. Long
Notary Public
Guilford County, NC
Comm. Expires: 11/7/99

My Commission Expires:  Nov. 7, 1999


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STATE OF NORTH CAROLINA

LOAN NO. 053-11099-REF/CON

____________________________

    DEED OF TRUST NOTE
____________________________
BASS REAL ESTATE FUND-84, A NORTH
CAROLINA LIMITED PARTNERSHIP

           TO

REILLY MORTGAGE GROUP, INC.

   No. 053-11099-REF-CON

Insured under 207* of the National Housing
Act and Regulations thereunder of the Federal Housing
Commissioner *pursuant to Section 22__(f)

In effect on November 9, 1995

         To the extent of advances approved by the Com-missioner

     FEDERAL HOUSING COMMISSIONER

By:___________________________________
       (Authorized Agent)

    DATE:____________________

         A total sum of $3,230,000.00 has been approved for insurance hereunder by the Commissioner

     FEDERAL HOUSING COMMISSIONER

By:___________________________________
       (Authorized Agent)

         DATE:  November 29, 1995

_____________________________________

         Reference is made to the Act and to the Regulations
thereunder covering assignments of the insurance pro-
tection on this note.
_____________________________________

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                                      RIDER

                                        TO

                              DEED OF TRUST NOTE OF

                   BASS REAL ESTATE FUND-84, A NORTH CAROLINA
                              LIMITED PARTNERSHIP
                                       TO

                          REILLY MORTGAGE GROUP, INC.

                            DATED: November 22, 1995

__________________________________________________________________

         1. Except as provided in Paragraph 2 and 3 below, Maker may not prepay any sums due under the Deed of Trust Note prior to November 1, 2000. Commencing on November 1, 2000, Maker may prepay, in whole or in part, any sum due under the Deed of Trustee
Note on the last day of any month, upon thirty (30) days advance written notice to holder.

         2. Notwithstanding any prepayment prohibition imposed and/or premium required by this Rider with respect to voluntary prepayments made prior to November 1, 2000, the indebtedness may be prepaid in whole or in part without the consent of the holder and without prepayment premium if the Commissioner determines that prepayment will avoid a mortgage insurance claim and is therefore in the best interest of the Federal Government.

         3. The provisions of Paragraph 1 of this Rider shall not apply and no prepayment premium shall be collected by the holder with respect to any prepayment which is made by or on behalf of Maker from insurance proceeds as a result of damage to the property or condemnation awards which may, at the option of the holder, be applied to reduce the indebtedness evidenced by the Deed of Trust
Note pursuant to the terms of the Deed of Trust given of even date to secure the indebtedness evidenced by the Deed of Trust Note to which this Rider is attached.

         4. Further, and in addition to the limitations and requirements set forth in Paragraph 1 hereof, the debt evidenced by the Deed of Trust Note may not be prepaid either in whole or in part for a period of five (5) years from the date of endorsement hereof except in cases where the prior written approval of the Federal Housing Commissioner is obtained and such written approval is expressly based upon the existence of one of the following:

         (a) The mortgagor has entered into an agreement with the Commissioner to maintain the property as rental housing for the remainder of the specified five (5) year period;

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         (b)      The Commissioner has determined that the conversion of
                  the property to cooperative or condominium ownership is sponsored by a bona fide tenants' organization representing a majority of the households in the project;

         (c) The Commissioner has determined that continuation of the property as rental housing is unnecessary to assure adequate rental housing opportunity for low and moderate income people in the community, or;

         (d) The Commissioner has determined that continuation of the property as rental housing would have an undesirable and deleterious effect on the surrounding neighborhood.


                                     BASS REAL ESTATE FUND-84/THE CHASE  [SEAL]
                                     LIMITED PARTNERSHIP
                                     a North Carolina limited partnership



[CORPORATE SEAL]                     By:   Marion Bass Real Estate Group, Inc.
                                           Managing General Partner

ATTEST:                              By:________________________________
_____________________                            Marion F. Bass
Asst. Secretary                                  President

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